T-Mobile US Q3 2013

Disclaimer This presentation contains “forward-looking” statements within the meaning of the U.S. federal securities laws. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any statements made herein that are not statements of historical fact, including statements about T-Mobile US, Inc.'s plans, outlook, beliefs, opinions, projections, guidance, strategy, integration of MetroPCS, expected network modernization and other advancements, are forward-looking statements. Generally, forward-looking statements may be identified by words such as "anticipate," "expect," "suggests," "plan," “project,” "believe," "intend," "estimates," "targets," "views," "may," "will," "forecast," and other similar expressions. The forward-looking statements speak only as of the date made, are based on current assumptions and expectations, and involve a number of risks and uncertainties. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: our ability to compete in the highly competitive U.S. wireless telecommunications industry; adverse conditions in the U.S. and international economies and markets; significant capital commitments and the capital expenditures required to effect our business plan; our ability to adapt to future changes in technology, enhance existing offerings, and introduce new offerings to address customers' changing demands; changes in legal and regulatory requirements, including any change or increase in restrictions on our ability to operate our network; our ability to successfully maintain and improve our network, and the possibility of incurring additional costs in doing so; major equipment failures; severe weather conditions or other force majeure events; and other risks described in our filings with the Securities and Exchange Commission, including those described in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2013. You should not place undue reliance on these forward-looking statements. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. As required by SEC rules, we have provided a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP measures in materials on our website at http://investor.t-mobile.com. 2

Agenda Financial results Operating highlights and key initiatives Q&A Braxton Carter, CFO John Legere, President and CEO 3

Operating highlights and key initiatives John Legere President and CEO 4

Q3 2013 operating highlights 5  More than 1.0 million net customer additions – 2nd quarter in a row  Led US wireless industry with 643,000 branded postpaid phone net adds  Continued low branded postpaid churn of 1.7%, down 60 bps YoY  Un-carrier – successful execution of major strategic initiatives:  Accelerated network modernization and 4G LTE deployment – 203M POPs  Un-carrier 1.0, 2.0 & 3.0 successfully launched  Complete and competitive device lineup – launch of iPhone 5s & 5c and iPad  Significant cost structure improvements enabling profitable reinvestment  Accelerated integration and doubling market presence of MetroPCS

Sustained postpaid growth – improving quality 6 -492 688 648 Q3 2013 Q2 2013 Q3 2012 Branded postpaid nets thousand 648k branded postpaid net adds  643k branded postpaid phone net adds – Led industry for 2nd quarter in a row  +64% YoY and +8% QoQ gross adds  1.137 million branded postpaid net adds YTD  1.7% postpaid churn, down 60 bps YoY Branded Prepaid returns to growth  Ongoing prepaid to postpaid migrations Strong smartphone sales:  5.6M smartphones sold – 88% of total units Improving customer quality  Bad debt expenses decreased 32% YoY  EIP receivables: 53% Prime vs. 43% at 4Q12  Average application credit score: up 31% YoY 2.3% 1.6% 1.7% Q3 2012 Q3 2013 Q2 2013 Branded postpaid churn 53 -87 24 Q3 2013 Q2 2013 Q3 2012 Branded prepaid nets thousand YoY change 60 bp 29 Note: All figures are pro forma combined results.

Net adds Strong customer momentum across the board 7 -439 601 672 Q3 2013 Q2 2013 Q3 2012 Total branded Wholesale1 Total 287 452 351 Q3 2013 Q2 2013 Q3 2012 thousand Strong total branded growth  Successful Un-carrier strategy Sustained growth in wholesale  344k MVNO, up 189% YoY, up 8% QoQ  35% prepaid SOGA incl. MVNO More than 1.0 million total net adds  2nd quarter in a row of >1M net adds -152 1,053 1,023 Q3 2012 Q2 2013 Q3 2013 Note: All figures are pro forma combined results. 1 Includes MVNO and M2M YoY change 1.1M 1.2M 64

Nationwide 4G LTE coverage 8 4G LTE rollout and modernization  203M 4G LTE POPs in 254 metro areas  Met 200M POPs goal one quarter early  Live 4G LTE in 94 of Top 100 metro areas  Fastest network: 10 of Top 20 metro areas1 Solid 4G HSPA+ network  229 million POPs on AWS spectrum  203 million POPs on 1900 MHz spectrum Improving spectrum position  US Cellular spectrum acquisition closed  10+10 MHz 4G LTE in 40 of Top 50 metro areas by YE 2013  On path to 20+20 MHz 4G LTE in 90% of Top 25 markets 157 203 225 Q2 2013 Q3 2013 2014 Covered POPs (million) Already surpassed FY13 goal of 200M network 1 Based on over 1.8 million real consumer experiences from third party crowd sourced data.

MetroPCS integration ahead of plan 9  4G LTE spectrum covering approximately 15% of MetroPCS’ network POPs will be re-farmed by the end of 2013  MetroPCS customers w/ TMUS-compatible handsets: >1.5M  15 new markets with >1,300 distribution points by end of Q3  15 additional new markets will be launched on November 21  Synergies, May to December 2013:  Network capex synergies on track to beat plan by $200-250M  Opex synergies on track to beat plan by $50-100M  One-time integration expenses, May to December 2013:  Integration expenses (mostly capex) on track to beat plan by $100-125M

Financial results 10 Braxton Carter CFO

Note: All figures are pro forma combined results 5,1385,1225,383 Q3 2013 Q2 2013 Q3 2012 Adj. EBITDA margin up quarter-over-quarter 11 Total revenue ($ million) Service revenue ($ million) Adjusted EBITDA ($ million) 31% 25% 26% Adj. EBITDA margin 9% YoY growth in total revenues  $1B of equipment sales revenue financed on EIP vs. $811M in Q2 2013 and $235M in Q3 201 Service revenue growing QoQ in Q3  Significant customer growth offsetting migrations to Simple Choice/Value plans  2nd quarter of QoQ growth Investing in sustainable profitable growth  Margin up QoQ despite 8% QoQ growth in branded postpaid gross adds  Upgrade rate of 9% vs.10% in Q2 2013 and 6% in Q3 2012 6,152 6,651 6,688 Q3 2013 Q2 2013 Q3 2012 1,3441,265 1,692 Q3 2013 Q2 2013 Q3 2012 QoQ % change 0.6% 0.3% 6.2%

Rapid migration to Simple Choice driving ARPU 12 ARPU decline from ongoing rapid take-up of Simple Choice/Value plans  Ongoing conversion of Classic to Simple Choice/Value Plans offset by increased data attach  Simple Choice/Value plans 61% of postpaid base vs. 50% in Q2 2013, 36% in Q1 2013, and 23% in Q3 2012  Stabilization/growth in ARPU expected in H2 2014 Branded prepaid ARPU up YoY Branded postpaid ($/month) Branded prepaid ($/month) QoQ % change 2.6% 35.7135.9735.57 Q3 2013 Q3 2012 Q2 2013 52.2053.6056.59 Q3 2013 Q3 2012 Q2 2013 Note: All figures are pro forma combined results 0.7%

394 2,362 2,365 Q3 2013 Q2 2013 Q4 2012 Strong cash position 13 Cash Capex ($ million) Ending cash ($ million) Simple FCF1 ($ million) Significant investment in network modernization  Accelerated rollout of 4G LTE  203M POPs in 254 metro areas  $4.5 billion cash capex in LTM Focus on FCF generation  Total installment receivables, net of allowances for credit losses, up $0.6B in Q3 2013, $0.5B in Q2 2013, and $0.1B in Q1 2013 Strong cash position and in-line leverage with expectations  $2.4 billion ending cash  $15.8 billion net debt excl. towers  2.9x LTM pro forma combined adj. EBITDA excl. towers 1,156 1,111 1,017 Q4 2012 Q2 2013 Q3 2013 199 154 327 Q3 2013 Q2 2013 Q4 2012 Note: All figures, except ending cash, for Q4 2012 and Q2 2013 are pro forma combined results. Ending cash amounts are TMUS reported results, not pro forma combined. 1 Simple FCF is Adj. EBITDA less cash capex. 22% 22% 20% % of service revenues

Guidance for 2013 14 2013 Outlook Guidance Adjusted EBITDA pro forma combined ($ billion)1 Cash capex pro forma combined ($ billion)1 Branded postpaid net adds (million) 5.2 – 5.4 4.2 – 4.4 1.6 – 1.8 Penetration of Simple Choice/Value plans in branded postpaid base 65% – 75% 1 Pro forma combined includes MetroPCS results for the full year. reaffirmed reaffirmed increased from 1.0 – 1.2 increased from 60%–70%

Recap highlights 15  Un-carrier 1.0, 2.0 & 3.0 – significant improvement in customer momentum – 643k branded postpaid phone net adds – leading the industry again in Q3 – 64% YoY and 8% QoQ increase in branded postpaid gross adds – 1.7% branded postpaid churn – down 60 bps YoY  Nationwide 4G LTE footprint – 4G LTE covering 203 million POPs in 254 metro areas – 10+10 MHz 4G LTE in 40 of Top 50 metro areas by YE13  MetroPCS integration and expansion proceeding ahead of plan – Expanding MetroPCS brand into 15 additional markets on November 21  Strong cash position with $2.4 billion ending cash  Stay tuned for further Un-carrier innovations